Exhibit 10.2

EXECUTION VERSION

AMENDMENT TO INSIDER LETTER

THIS AMENDMENT TO INSIDER LETTER (this “Amendment”) is made and entered into as of November 22, 2024, by and among (i) Hudson Acquisition I Corp., a Delaware corporation (together with its successors, “HUDA”), (ii) EUROEV Holdings Limited, a British Virgin Islands business company (“Pubco”), (iii) Hudson SPAC Holding, LLC, a Delaware limited liability company (the “Sponsor”), (iv) Aiways Automobile Europe GmbH, a German limited liability company (“Aiways Europe”) and (v) the undersigned individuals, each of whom is a member of HUDA’s board of directors and/or management team and who, along with the Sponsor and other transferees of the applicable HUDA securities, is referred to as an “Insider” pursuant to the terms of the Insider Letter. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Insider Letter (as defined below) (and if such term is not defined in the Insider Letter, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, HUDA, the Sponsor and the other undersigned Insiders are parties to that certain Insider Letter, dated as of October 14, 2022 (the “Original Agreement” and, as amended by this Amendment, the “Insider Letter”), pursuant to which the Sponsor and the undersigned Insiders each agreed, among other matters, to (i) waive their redemption rights with respect to any shares of Common Stock owned by it, (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares, Private Shares or Common Stock underlying the Private Units and Private Rights if HUDA fails to complete its initial Business Combination within the completion window, (iii) vote in favor of any proposed Business Combination for which HUDA seeks approval, and (iv) certain transfer restrictions with respect to the Founder Shares, Private Units, Private Rights (or shares of Common Stock issued or issuable upon the conversion or exercise thereof) and Private Shares;

WHEREAS, on or about the date hereof, (i) HUDA, (ii) Pubco, (iii) Aiways Europe, (iv) Aiways Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), (v) Aiways Tech Limited, a Hong Kong company (together with each of the other holders of Aiways Europe’s outstanding capital shares that, after the Registration Statement Effective Date, execute and deliver a Seller Joinder to become a party to the Business Combination Agreement, the “Sellers”) entered into that certain Business Combination Agreement (the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), subject to the terms and conditions thereof, among other matters, (a) Pubco will acquire all of the issued and outstanding shares of Aiways Europe from the Sellers in exchange for ordinary shares, par value $0.0001 per share, of Pubco (“Pubco Ordinary Shares”) and Aiways Europe shall become a wholly-owned subsidiary of Pubco and the Sellers become shareholders of Pubco (the “Share Exchange”), and immediately thereafter (b) Merger Sub will merge with and into HUDA, with HUDA continuing as the surviving entity (the “Merger”), and as a result of which, (i) HUDA will become a wholly-owned subsidiary of Pubco, and (ii) each issued and outstanding security of HUDA immediately prior to the effective time of the Merger will no longer be outstanding and will automatically be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable Law;

WHEREAS, the parties hereto desire to amend the Original Agreement to (i) give Pubco and Aiways Europe rights to enforce the terms of the Insider Letter, (ii) effective as of the Closing, assign the rights and obligations of HUDA under the Insider Letter to Pubco and (iii) provide that up to an aggregate of 3,000,000 Pubco Ordinary Shares issued pursuant to the Business Combination Agreement in exchange for the Founder Shares, Private Units, Private Shares and Private Rights, when added together with the Pubco Ordinary Shares issued pursuant to the Business Combination Agreement in satisfaction of the Converted Sponsor Loans, will be released from the lock-up periods applicable thereunder; and

WHEREAS, pursuant to Section 12 of the Original Agreement, the Original Agreement can be amended with the written consent by Sponsor and each Insider.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco and Aiways Europe as a Party to the Insider Letter. The parties hereby agree to add each of Pubco and Aiways Europe as a party to the Insider Letter. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of HUDA under the Insider Letter shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to “the Company” under the Insider Letter relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Insider Letter, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to the Insider Letter. The Parties hereby agree to the following amendments to the Insider Letter:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Insider Letter as if they were set forth therein.

(b) The parties hereby agree that from and after the Closing, the terms “Common Stock,” “Founder Shares,” “Private Shares,” “Private Units,” and “Private Rights”, as used in the Insider Letter shall include any and all Pubco Ordinary Shares into which any such securities will convert in the Merger (and any other securities of Pubco or any successor entity issued in consideration of, including as a share split, dividend or distribution, or in exchange for, any of such securities).

(c) Any reference to the term “including” (and with correlative meaning “include”) in the Insider Letter means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”.

(d) Effective upon the Closing, Section 7 of the Original Agreement is hereby amended to add the following new subsections (d), (e) and (f):

“(d) Notwithstanding anything to the contrary contained herein and provided that HUDA shall have obtained the Insider Letter Amendment Approval at the Special Stockholder Meeting, up to an aggregate of 3,000,000 Pubco Ordinary Shares (the “Released Securities”) issued pursuant to the Business Combination Agreement in exchange for the Founder Shares, Private Units, Private Shares and Private Rights, together with the Pubco Ordinary Shares issued pursuant to the Business Combination Agreement in satisfaction of the Converted Sponsor Loans, will be released from the restrictions on Transfer set forth in the Insider Letter and each Insider shall be released from their obligations pursuant to the Insider Letter with respect to such Released Securities; provided, however, that, the Pubco Ordinary Shares that shall be released from the restrictions on Transfer shall be released in the following order of priority: (i) first, the Pubco Ordinary Shares issued pursuant to the Business Combination Agreement in satisfaction of the Converted Sponsor Loans, (ii) second, the Pubco Ordinary Shares issued in exchange for the Private Units, (iii) third, the Pubco Ordinary Shares issued in exchange for the Private Shares, (iv) fourth, the Pubco Ordinary Shares issued in exchange for the Private Rights and (v) fifth, the Pubco Ordinary Shares issued in exchange for the Founder Shares.

(e) If any Transfer is made or attempted contrary to the provisions of this Letter Agreement, such purported Transfer shall be null and void ab initio, and Pubco shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 7, Pubco may impose stop-transfer instructions with respect to the Restricted Securities of each Insider (and any transferees and assigns thereof) until the end of the applicable Lock-up Periods.

(f) During the applicable Lock-up Periods, each certificate or book entry evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LETTER AGREEMENT, DATED AS OF OCTOBER 14, 2022, AS AMENDED ON NOVEMBER 22, 2024, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDERS NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN, AS AMENDED. A COPY OF SUCH LETTER AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

3. Effectiveness. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Specific Performance. Each party acknowledges that the rights of each party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of the Letter Agreement by any party, money damages may be inadequate and the non-breaching parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of the Letter Agreement were not performed by an applicable party in accordance with their specific terms or were otherwise breached. Accordingly, each party shall be entitled to seek an injunction or restraining order to prevent breaches of the Letter Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under the Letter Agreement, at law or in equity.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Insider Letter in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Insider Letter, as amended by this Amendment (or as the Insider Letter may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 16 thereof.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Insider Letter as of the date first above written.

Sincerely

HUDA:

HUDSON ACQUISITION I CORP.

By:
Name:
Title:

Pubco:

EUROEV HOLDINGS LIMITED

By:
Name:
Title:

Aiways Europe:

AIWAYS AUTOMOBILE EUROPE GMBH

By:
Name:
Title:

{Signature Page to Amendment to Insider Letter}

The Insiders:

HUDSON SPAC HOLDING, LLC

By:
Name:
Title:

Name: Jiang Hui

Name: Hon Man Yun

Name: Rodobaldo Duartes

Name: Pengfei Xie

Name: Chiang Hsien

Name: Lixin Wu

{Signature Page to Amendment to Insider Letter}